EXHIBIT 10.9
NON-QUALIFIED STOCK OPTION PLAN
FOR
RELIANCE BANCSHARES, INC.
STATEMENT of Non-Qualified Stock Option Plan dated October 17, 2001 for Reliance Bancshares, Inc (herein called the “Company”).
     1. Purpose. This Non-Qualified Stock Option Plan (the “Plan”) is intended to advance the interest of the Company and its subsidiary bank by rewarding the directors and advisory directors of each of the Company and its subsidiary bank for past service and to induce said directors upon whose judgment, initiative and effort the Company is partially dependent for its successful operation, to continue to serve in that capacity and to make themselves available for re-election or reappointment as directors. Options granted under the Plan are intended to be options which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986.
     2. Option Stock. Options under this Plan shall pertain to authorized and unissued shares of $1.00 par value, Class A common stock of the Company (hereinafter sometimes called “option shares”). The total number of shares available for options under this Plan shall not exceed 45,000 in the aggregate. The limitations established by the preceding sentence shall be subject to adjustment as provided in paragraph 7. The Company shall at all tunes while this Plan is in force reserve such number of shares of $1.00 par value, Class A common stock as will be sufficient to satisfy the requirements of this Plan.
     3. Participants. Each director of the Company and each director of the subsidiary bank of the Company on October 17, 2001 is hereby granted an option to purchase 2,000 shares of $1.00 par value, Class A common stock of the Company and each advisory director of the subsidiary bank of the Company on October 17, 2001 is hereby granted an option to purchase 1,000 shares of $1.00 par value, Class A common stock of the Company.
     4. Price. The option price of the Company’s $1.00 par value, Class A common stock offered to any participant under this Plan shall be $17.00 per share.
     5. Time of Exercise. Any option granted under this Plan may be exercised immediately after the date of the granting of such option to the particular participant, provided that the participant has served as a director or advisory director for a minimum of two (2) years and, further provided that the participant holds $1.00 par value, Class A common stock equal to the number of option shares granted hereunder in his or her name or in joint names or in the name of an affiliate. The option may itself be exercised in whole or in part at any time, or from time to time thereafter, until the expiration or termination of the option. An option hereunder shall expire on October 19, 2011.
     6. Method of Granting. The Secretary of the Company shall forthwith send notice thereof to each of the participants, in such form as the Board of Directors shall approve, stating the number of shares optioned to such participant and the price per share, and attaching a copy of this Statement of Non-Qualified Stock Option Plan. The date of such notice shall be the date of granting the option to such participant for all purposed of this Plan. The notice may be accompanied by an option agreement to be signed by the Company and by the participant if the Board shall so direct, which shall be in such form and shall contain such provisions as the Board shall deem advisable.
     7. Adjustments of the Option Stock.
     (a) If, at any time, or from time to time, after the grant but prior to the exercise of all the or any part of an option under this Plan, the Company shall effect a subdivision or combination of its $1.00 par value, Class A common stock, or other option shares as that term is used below, into a greater or smaller number of shares, or a reclassification of such $1.00 par value, Class A common stock or other option shares into shares of another class or into securities, or the Company shall be consolidated or merged with any other corporation, then there shall be thereafter deliverable by the Company, or by the corporation surviving a merger or consolidation, upon any exercise of such option, in lieu of each $1.00, par value Class A common stock or other option share and for the same price, such shares or securities or such shares and securities as shall have been substituted for such $1.00 par value, Class A common stock or other option share in connection with such subdivision, combination, reclassification, consolidation, or merger. Such substituted shares or securities or such substituted shares and securities shall be deemed option shares for the purpose of this Plan.
     (b) Notwithstanding anything stated above to the contrary, upon the occasion of a merger or consolidation of the Company with any other corporation, any options previously granted under this Plan which shall not have been exercised in the manner described below shall be deemed canceled, unless the surviving corporation shall assume the options under this Plan or shall issue substitute options in place of them.
     (c) If at any time, or from time to time, after the grant but prior to the exercise of all or any part of the option under this Plan, the Board shall declare in respect of the Company’s $1.00 par value, Class A common stock or other option shares any dividend payable in shares of the Company of any class or any stock split, then there shall be deliverable upon any exercise thereafter of any option under this Plan, in addition to each option share and for no additional price, such additional share or shares as shall have been distributable as a result of such share dividend in respect of an option share; except that fractional shares shall not be so deliverable. Any such share dividend or split shall be deemed part of the option shares for the purposes of this Plan.
     8. Assignments. Any option granted under this Plan shall be exercisable only by the participant to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.
     9. Severance, Death.
     (a) In the event that a participant shall cease to be a director or advisory director of the Company or of a subsidiary bank of the Company for any reason except death, any option granted to him or her under this Plan which shall not have been then exercised in the manner described below, shall be deemed at that time canceled, except that the Board may in its absolute discretion extend the privilege to such participant to exercise any options previously granted to him or her which have not them expired, within three months after severance.
     (b) In the event that a participant shall die while a director or advisory director Company or of a subsidiary bank of the Company, any option granted to him or her under this Plan which shall not have been exercised in the manner described below at the time of his or her death shall be exercisable by the estate of the participant, or by any person who acquired such option by bequest or inheritance from the participant, within six months after the death of the participant, or until the expiration of the option as provided in paragraph 5, if that be sooner. References to the “participant” that follow shall be deemed to include any person entitled to exercise the option after the death of the participant under the terms of this paragraph.
     10. Manner of Exercise. Any option shares granted under this Plan may be purchased by written notice of election delivered prior to the expiration of the option to the Company at its principal office by registered or certified mail, stating the number of shares with respect to which the option is being exercised and specifying a date, not less than five nor more than 15 days after the date of such notice, on which the shares will be taken and payment made for them.
     11. Closing. On the date specified in the notice of election referred to above, or an adjourned date provided for later in this paragraph, the Company shall deliver or cause to be delivered to the participant certificates for the number of shares with respect to which the option is being exercised, against payment for them and delivery to the Company of the certificate described in paragraph 12 below. Delivery of the shares may be made at the principal office of the company or at the office of a transfer agent appointed for shares of the Company. Shares shall be registered in the name of the participant unless the participant otherwise directs in his or her notice of election. No shares shall be issued until full payment for them has been made by cash or certified check; and a participant has none of the rights of a shareholder until shares are issued as herein provided. In the event of any failure to take up and pay for the number of shares specified in the notice of election on the date stated on it, or an adjourned date, the option shall become inoperative as to such number of shares, but shall continue with respect to any remaining shares covered by the option and not yet acquired pursuant to it. If any law or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or the Participant to take any action in connection with the shares specified in a notice of election, then the date specified therein for the delivery of the shares shall be adjourned until the completion of the necessary action.
     12. Securities Registration. At the closing provided for above, the participant shall agree to hold the shares acquired by his exercise of the option for investment and not with a view to resale or distribution thereof to the public, and he or she shall deliver to the Company a certificate to that effect. In the event that the Company shall nevertheless deem it necessary to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised or to qualify any such shares for exemption from the Securities Act of 1933 under regulations of the Securities and Exchange Commission, then the Company shall take such action at its own expense before delivery of such shares. In the event the shares of the Company shall be listed on any national stock exchange at the time of the exercise of an option under this Plan, then, whenever required, the Company shall register the shares with respect to which such option is exercised under the Securities Exchange Act of 1934 and shall make prompt application for the listing on such shares at the sole expense of the Company.
     13. Use of Proceeds. The proceeds from the sale of option shares shall be used exclusively for the general corporate purposes of the Company and shall not be used for other purposes.
     14. Amendment and Discontinuance. The Board may alter, amend, suspend or discontinue this Plan; provided, however, that the Board shall not, without the written consent of the holders of the options, alter or impair unexercised options that may have been previously granted under this Plan, except insofar as a merger or consolidation of the Company, or a termination of employment of a participant, or a liquidation or dissolution shall affect a cancellation of an option under the terms of paragraphs 7(b), 9 or 15, hereof.
     15. Liquidation. Upon the complete liquidation of the Company, any options previously granted under this Plan shall be deemed canceled, except as otherwise provided in paragraph 7(b) above on the occasion of a merger or consolidation.
     16. Director Approval. This Plan has been approved by the Directors of the Company and is effective as of October 17, 2001.